UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2015

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona		85254
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 25, 2015, Nuverra Environmental Solutions, Inc. (the “Company”) received written notice (the “Letter”) from the New York Stock Exchange (the “NYSE”) that the Company fell below compliance with respect to the applicable listing standards set forth in Section 802.01B of the NYSE Listed Company Manual (“Section 8.02.01B”). Section 8.02.01B states that a company will be considered to be below compliance if its average global market capitalization over a consecutive 30 trading-day period is less than $50,000,000, and at the same time stockholders’ equity is less than $50,000,000.

Pursuant to the Letter and the NYSE listing standards, the Company intends to timely notify the NYSE that it will submit a plan (the “Plan”), within 45 calendar days from receipt of the Letter, advising the NYSE of definitive action the Company has taken, or is taking, that will bring it into conformity with Section 802.01B within 18 months from receipt of the Letter (the “Plan Period”). Upon receipt of the Plan, the NYSE has 45 calendar days to review the Plan and determine whether the Company has made a reasonable demonstration of its ability to come into conformity with the relevant standards during the Plan Period.

Following the NYSE’s review, the NYSE will either accept the Plan, at which time the Company will be subject to quarterly review for compliance with the Plan, or the NYSE will not accept the Plan and the Company will be subject to suspension and delisting proceedings. If the NYSE accepts the Plan, the Company’s shares would continue to be listed and traded on the NYSE during the Plan Period, subject to compliance with other NYSE listing standards. In the event the Company does not cure the compliance issue prior to the end of the Plan Period, the Company will be subject to suspension and delisting procedures; however, if the Company regains compliance for any two consecutive quarters during the Plan Period, the NYSE will deem the Plan Period over prior to the end of the full 18 months.

Item 7.01	Regulation FD Disclosure

On November 27, 2015, the Company issued a press release announcing that it had received the Letter from the NYSE, a copy of which is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including the press release attached as Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: November 27, 2015	By:	/s/ Joseph M. Crabb
Name: Joseph M. Crabb
Title: Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 27, 2015